EXHIBIT 23.1




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                                                                    EXHIBIT 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS








We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1997, which appears on page 43 of the 1996 Annual Report to Shareholders of Praxair, Inc., which is incorporated by reference in Praxair, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP



Stamford, Connecticut
August 11, 1997